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                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CG Variable Annuity Separate Account
                    CG Variable Annuity Separate Account II
              Flexible Payment Deferred Variable Annuity Contracts

                  CG Variable Life Insurance Separate Account I
                  CG Variable Life Insurance Separate Account II
                 Flexible Premium Variable Life Insurance Policies

                         CIGNA LIFE INSURANCE COMPANY
                    CIGNA Variable Annuity Separate Account I
              Flexible Payment Deferred Variable Annuity Contracts



                           January 2, 1998 Supplement
                                        to
                            May 1, 1997 Prospectuses


As of January 1, 1998, CIGNA Financial Advisors Inc., the principal underwriter for Contracts/Policies described in the Prospectuses referenced above, formerly a wholly-owned subsidiary of CIGNA Corporation, became a wholly-owned subsidiary of Lincoln National Corporation, an Indiana corporation with headquarters in Fort Wayne, Indiana, whose principal businesses are insurance and financial services.

Inquiries about the Contracts/Policies should still be addressed to the Variable Life & Annuity Services Center, Routing S-249, Hartford, CT 06152-2249.

Additionally, on or about February 2, 1998, or as soon thereafter as practicable, the manner in which Accumulation Unit Values are computed under the Contracts/Policies will change. The effect of such change is not material; the result of the computation is expected to be the same to the nearest one-one-thousandth or one-ten-thousandth of a cent per Accumulation Unit. The new method, replacing the method described under "Net Investment Factor", is as follows:

     The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:

     1. The total value of Fund shares held in the Sub-Account is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund earned during the Valuation Period; minus

     2. The liabilities of the Sub-Account at the end of the Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by the Company that the Company determines result from the operations of the Variable Account; and

     3. The result of (2) is divided by the number of Sub-Account units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge and any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.